UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 17, 2008

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on the Current Report on Form 8-K filed by Career Education Corporation (the “Company”) on November 18, 2008, the Company’s Board of Directors elected Greg L. Jackson to the Company’s Board of Directors effective November 16, 2008. On December 18, 2008, the Board of Directors of the Company appointed Greg L. Jackson to the Compensation and Compliance Committees of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: December 18, 2008

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